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               FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND
                           AMENDMENT TO LOAN DOCUMENTS

         THIS FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND AMENDMENT TO LOAN DOCUMENTS (this "AMENDMENT") is made and entered into to be effective as of the 30th day of June, 1998, by and between PMC COMMERCIAL TRUST (herein referred to with its successors and assigns as the "BORROWER") and BANK ONE, TEXAS, N.A., a national banking association (herein referred to with its successors and assigns as the "LENDER").

                                    RECITALS:

         A. Borrower and Lender executed that certain Revolving Credit Agreement, dated as of May 12, 1995, as amended by that certain First Amendment to Revolving Credit Agreement dated as of October 18, 1995, that certain Second Amendment to Revolving Credit Agreement and Amendment to Loan Documents and Renewal and Extension of Loan dated as of May 12, 1996, and by that certain Third Amendment to Revolving Credit Agreement and Amendment to Loan Documents and Renewal and Extension of Loan dated as of March 15, 1998 (the "LOAN AGREEMENT"), pursuant to which the Lender has made and may hereafter make loans to the Borrower, as evidenced by that certain Revolving Credit Note executed by Borrower and dated as of May 12, 1995, payable to the order of Lender in the maximum principal amount of $10,000,000.00, as increased, restated and otherwise amended by that certain promissory note executed by the Borrower and dated as of March 15, 1998, payable to the order of Lender in the maximum principal amount of $20,000,000.00 (the "EXISTING REVOLVING CREDIT NOTE"). Except as otherwise expressly provided herein, all capitalized terms used herein shall have the same meanings assigned to such terms in the Loan Agreement.

         B. The Borrower and Lender have agreed, subject to the terms and conditions outlined herein and subject to the Borrower's agreement with the terms and provisions hereof and of each and every other instrument and agreement executed in connection herewith, to restructure the credit facilities made available pursuant to the Loan Agreement and Existing Revolving Credit Note.

                                   AGREEMENTS

         In consideration of the premises, which are made a part hereof, and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby amend the Loan Agreement and Loan Documents as follows:



                                  EXHIBIT 10.8

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                                    SECTION I

                        AMENDMENTS TO THE LOAN AGREEMENT

         The Loan Agreement is hereby amended in the following respects:

         1.1      AMENDMENT TO SECTION 1.1.

                  (a) SECTION 1.1 of the Loan Agreement shall be and is hereby amended to delete the definition of "BUSINESS DAY" contained therein and to substitute the following definition in lieu thereof:

                         " 'BUSINESS DAY' shall have the meaning ascribed to
                  such term in that certain Fourth Amended and Restated Revolving Credit Note dated as of June 30, 1998, executed by the Borrower, payable to the order of the Bank in the maximum principal amount of $30,000,000.00.

                  (b) SECTION 1.1 of the Loan Agreement shall be and is hereby further amended to delete sub-part (a) from the definition of "Combined Borrowing Base Availability" and to substitute the following in lieu thereof:

                         "...(a) The Combined Borrowing Base Availability shall
                  never exceed the lesser of (i) $40,000,000.00, or (ii) the sum of $30,000,000.00 plus the face amount of each Guidance Line Note executed and delivered by the Borrower and accepted by the Bank pursuant to SECTION 2.9 of this Agreement which has not matured (whether by acceleration, the lapse of time or otherwise)..."

                  (c) SECTION 1.1 of the Loan Agreement shall be and is hereby further amended to delete the definition of "Guidance Line of Credit" and to substitute the following in lieu thereof:

                         " 'GUIDANCE LINE OF CREDIT' means an uncommitted credit
                  facility that may, from time to time, in the sole and absolute discretion of the Bank, be made available to the Borrower pursuant to SECTION 2.9 of this Agreement in an aggregate amount at any time outstanding up to, but not to exceed, the lesser of (i) $10,000,000.00, or (ii) the sum of the maximum face amounts of all Guidance Line Notes executed and delivered by the Borrower and accepted by the Bank pursuant to SECTION
                  2.9 of this Agreement which have not matured (whether by acceleration, the lapse of time or otherwise)."


                                  EXHIBIT 10.8


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                  (d)    SECTION 1.1 of the Loan Agreement shall be and is
         hereby further amended to add the following as additional definitions thereto:

                         " 'PURCHASED PROPERTY OR PROPERTIES' shall mean the
                  commercial real estate properties purchased by Borrower in connection with the acquisition of Amerihost and more particularly described on EXHIBIT "K" attached hereto, unencumbered by liens except as described on EXHIBIT "I" attached hereto."

                         " 'PURCHASE ADVANCE' shall mean the amount advanced
                  under the Borrowing Base in connection with a Purchased Property."

                  (e) SECTION 1.1 of the Loan Agreement shall be and is hereby further amended to delete the definition of "REVOLVING CREDIT NOTE" contained therein and to substitute the following definition in lieu thereof:

                         " 'REVOLVING CREDIT NOTE' means and refers to that
                  certain Fourth Amended and Restated Revolving Credit Note dated as of June 30, 1998, executed by the Borrower, payable to the order of Bank in the maximum principal amount of $30,000,000.00, as the same may, from time to time, be renewed, increased, extended, restated, amended or otherwise modified."

                  (f) SECTION 1.1 of the Loan Agreement shall be and is hereby further amended to delete the definition of "MAXIMUM BORROWING BASE AVAILABILITY" contained therein and to substitute the following definition in lieu thereof:

                         " 'MAXIMUM BORROWING BASE AVAILABILITY' shall mean
                  the lesser of (a) the sum of $30,000,000.00 plus the face amounts of all Guidance Line Notes executed and delivered by the Borrower and accepted by the Bank pursuant to SECTION 2.9 of this Agreement which have not matured (whether by acceleration, the lapse of time or otherwise), or (b) the Combined Borrowing Base Availability."

         1.2 AMENDMENT TO SECTION 2.1. SECTION 2.1(a)(i) of the Loan Agreement shall be and is hereby amended to delete the same in its entirety and to substitute the following in lieu thereof:

                         "....(i) the sum of $30,000,000.00 plus the aggregate
                  face amounts of all Guidance Line Notes executed and delivered by the Borrower and accepted by the Bank pursuant to SECTION
                  2.9 of this Agreement which have not matured (whether by acceleration, the lapse of time or otherwise); or..."

                                  EXHIBIT 10.8

                                                                     Page 3 of 8

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         1.3.     AMENDMENT TO ARTICLE 5. ARTICLE 5 of the Loan Agreement is
hereby amended by the addition of the following to the end thereof:

                         " 'SECTION 5.17. PURCHASED PROPERTIES. With respect
                  to each of the Purchased Properties listed on EXHIBIT "K", (a) Borrower owns such property in fee simple, unencumbered by any liens other than liens for taxes not yet due and payable and the encumbrances listed on EXHIBIT "I"; (b) the address listed on EXHIBIT "K" is the true and correct address of such Purchased Property; (c) the appraised value listed on EXHIBIT "K" is supported by a current Appraisal; and (d) neither the condition nor the use of such Purchased Property is in violation of any Environmental Laws.

         1.4 AMENDMENT TO SECTION 6.8. SECTION 6.8 of the Loan Agreement is hereby amended by adding the following after the first sentence thereof:
"Notwithstanding the foregoing, from June 30, 1998, through November 30, 1998, the proceeds of the Advances made under this Agreement may be used by Borrower for the additional purpose of funding the purchase of the Purchased Properties."

         1.5       AMENDMENT TO ARTICLE 7.

                  (a) SECTION 7.1 of the Loan Agreement shall be and is hereby amended by deleting the second and third sentences thereof.

                  (b) SECTION 7.8 is hereby waived during the Interim Period only.

                  (c) SECTION 7.11 is hereby amended to add the following subsection to the end of SECTION 7.11:

                         "...and (f) indebtedness, the proceeds of which are
                  used entirely to repay amounts owing by Borrower to Lender."

                  (d) SECTION 7.16 is hereby amended to add the following subsection to the end of SECTION 7.16:

                         "(g) Sell, mortgage, transfer or otherwise convey any
                  interest in a Purchased Property, unless the Purchase Advance associated with such Purchased Property is repaid in full."



                                  EXHIBIT 10.8

                                                                     Page 4 of 8

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         1.6      NOTICES, CERTIFICATES AND EXHIBITS. The forms of Notice of
Borrowing, Compliance Certificate and Borrowing Base Report shall be amended so that, in each insistence where the amount of $20,000,000.00 appears, the sum of
(a) $30,000,000.00 plus (b) the sum of the maximum face amounts of all Guidance Line Notes which have been executed and delivered by the Borrower and accepted by the Bank in accordance with SECTION 2.9 of the Loan Agreement and which have not matured (whether by acceleration, the lapse of time or otherwise) is substituted for $20,000,000.00. The schedule of exhibits to the Loan Agreement shall be amended to delete EXHIBIT "I" thereto, and to substitute the form of EXHIBIT "I" which is attached to this Amendment as EXHIBIT "A" and made a part hereof for all purposes, and to add as EXHIBIT "K" thereto the form of EXHIBIT "K" attached to this Amendment as EXHIBIT "B" and made a part hereof for all purposes, and said forms of EXHIBIT "I" and "K" shall be, and hereby do become, a part of the Loan Agreement.

         1.7 TEMPORARY AMENDMENT TO THE LOAN AGREEMENT. Lender and Borrower have agreed that, for the time period beginning June 30, 1998, and continuing through November 30, 1998, (the "INTERIM PERIOD"), Borrower may receive advances under the Borrowing Base against the value of the Purchased Properties. Accordingly, during the Interim Period only, "COMBINED BORROWING BASE AVAILABILITY" shall mean that portion of the Loan allocated by Bank to Eligible Mortgage Loans and Purchased Property, provided that the Borrowing Base Availability allocated to an Eligible Mortgage Loan shall never exceed the lesser of (a) the Collateral Value Applicable to such Eligible Mortgage Loan, or
(b) $750,000.00, if the Project which secures such Mortgage Loan is not a hotel or motel and $2,000,000.00 with respect to all Mortgage Loans, and provided further that the Borrowing Base Availability allocated to a Purchased Property shall never exceed the lesser of (a) $20,000,000.00 or (b) forty percent (40%) of the lesser of (i) Borrower's purchase price for such Purchased Property as listed on EXHIBIT "K" to the Loan Agreement, or (ii) the Appraised Value of such Purchased Property . The term "AFFECTED PROJECT" as used in SECTION 2.6(f) of the Loan Agreement shall include any Purchased Property damaged or destroyed as a result of fire or other casualty and the terms of SECTION 2.6(f) of the Loan Agreement shall apply to any such damaged or destroyed Purchased Property. After November 1, 1998, the definition of COMBINED BORROWING BASE AVAILABILITY shall revert back to the previous definition set out in the Loan Agreement. On or before November 30, 1998, Borrower shall repay in full all Purchase Advances, and upon such payment the properties listed on EXHIBIT "K" shall cease to be Purchased Properties. If Borrower fails to repay all Purchase Advances on or before November 30, 1998, Borrower shall, by January 15, 1999, grant and deliver to Lender, at Borrower's expense, a perfected first lien mortgage or deed of trust against each Purchased Property securing the Loan in form acceptable to Lender, along with original mortgagee's policies of title insurance issued with respect to each such mortgage or deed of trust, and any Project Documents requested by Lender pertaining to the Purchased Properties, and any other documents reasonably requested by Lender to ensure that the Loan is secured by liens against the Purchased Properties. Failure to deliver all such requested instruments and documents or on before January 15, 1999, shall constitute an Event of Default under the Loan Agreement.



                                  EXHIBIT 10.8


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                                   SECTION II

                     AMENDMENT TO THE REVOLVING CREDIT NOTE

         2.1 FOURTH AMENDED AND RESTATED REVOLVING CREDIT NOTE. Contemporaneously with the execution hereof, Borrower shall execute and deliver to Bank a Fourth Amended and Restated Revolving Credit Note (herein so called) dated as of June 30, 1998, in the maximum principal amount of $30,000,000.00 which shall, from and after June 30, 1998, constitute the "REVOLVING CREDIT NOTE" contemplated by the Loan Agreement and Loan Documents.

                                   SECTION III

                           AMENDMENT TO LOAN DOCUMENTS

         3.1 REFERENCE TO THE LOAN AGREEMENT. Each of the Loan Documents is hereby amended so that any reference in any Loan Document to the Loan Agreement or to any other Loan Document shall mean a reference to the Loan Agreement or such other Loan Document as amended hereby, and any reference in the Loan Agreement or any other Loan Document to the Revolving Credit Note shall mean a reference to the Fourth Amended and Restated Revolving Credit Note executed contemporaneously herewith.

                                   SECTION IV

                                  MISCELLANEOUS

         4.1 AUTHORITY. The Borrower hereby represents and warrants that the execution, delivery and performance of this Amendment, all instruments, agreements and other documents executed in connection herewith and all other instruments, agreements and documents executed in connection with the Loan Agreement have been duly authorized by all necessary action of the Borrower and do not and will not: (a) violate any provisions of any agreement, law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect to which Borrower is a party or to which it or any of its assets may be subject; (b) result in, or require the creation or imposition of any Lien (other than a Permitted Lien) upon or with respect to any asset now owned by Borrower or any Collateral; or (c) result in a breach of or constitute a default by Borrower (and Borrower is not in default) under any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its assets is bound or affected. Borrower further warrants and represents that no approval, authorization, order, license, permit, franchise or consent of or registration, declaration, qualification or filing with any governmental authority is required in connection with the execution, delivery or performance by Borrower of this Amendment or any other Loan Document. Such instruments and agreements constitute the legal, valid and binding obligations of the Borrower, enforceable against Borrower in accordance with their respective terms, subject only to the applicable debtor relief laws.


                                  EXHIBIT 10.8


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         4.2      RATIFICATION. Borrower hereby ratifies and confirms the Loan
Agreement and Loan Documents, as renewed, extended, modified and otherwise amended hereby, in all respects, and acknowledges and agrees that all of the terms, provisions and covenants thereof, as renewed, extended, modified and otherwise amended hereby and by the Third Amended and Restated Revolving Credit Note, do and shall remain and continue in full force and effect, enforceable against the Borrower and its assets in accordance with their terms.

         4.3 FURTHER ASSURANCES. The Borrower covenants and agrees from time to time to promptly execute, assign, endorse, and deliver to Lender all documents, instruments, notices, agreements, assignments, pledges, statements, and writings, and to do all other acts and things as the Lender may reasonable request in order to more fully evidence and/or to carry out more fully the intent and purposes of this Amendment, the Loan Agreement and other Loan Documents.

         4.4 MULTIPLE COUNTERPARTS. Multiple counterparts of this Amendment may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

         4.5 REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants that all representations and warranties contained in the Loan Agreement and other Loan Documents are and continue to be true and correct in all material respects, as if made on the date hereof, and nothing is omitted therefrom that would cause the same to be misleading in any material respect.

         4.6 APPLICABLE LAWS. THIS AMENDMENT SHALL BE CONSTRUED, INTERPRETED AND ENFORCEABLE UNDER AND PURSUANT TO THE LAWS OF THE STATE OF TEXAS AND APPLICABLE LAWS OF THE UNITED STATES.

         4.7      NO ORAL AGREEMENTS. THIS WRITTEN LOAN AGREEMENT REPRESENTS
THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.



                                  EXHIBIT 10.8

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         IN WITNESS WHEREOF, the Borrower and the Lender have caused this
Amendment to be executed effective as of the date specified above.

                                            BORROWER:

                                            PMC COMMERCIAL TRUST


                                            By:
                                               --------------------------------
                                            Printed Name:
                                                         ----------------------
                                            Title:
                                                  -----------------------------


                                            LENDER:

                                            BANK ONE TEXAS, N.A.


                                            By:
                                               --------------------------------
                                            Printed Name:
                                                         ----------------------
                                            Title:
                                                  -----------------------------





                                  EXHIBIT 10.8

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